THE TAIWAN FUND, INC. (THE ‘FUND’) MONTHLY INSIGHT

AT SEPTEMBER 30, 2011

IN BRIEF

Net asset value per share	US$17.40
Market price	US$15.02
Premium/(discount)	(13.68%)
Fund size	US$323.2m

Source: State Street Bank and Trust Company.

At September 30, 2011		US$ return
	Fund*	TAIEX Index†
	%	%
One month	(13.9)	(11.1)
Three months	(17.8)	(18.6)
One year	(3.6)	(6.5)
Three years % pa	12.2	14.1

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company. NAV performance.

†Source: TWSE. The index shown is the TAIEX Total Return Index.

PORTFOLIO MANAGER

Shifeng Ke

MANAGER’S COMMENTARY

Amid concerns over a potential Greek default and a slowdown in exports, the Taiwanese market continued to fall in September, losing 11%. Meanwhile, outflows of foreign capital drove the NT dollar down 4.8% against the US dollar.

The largest detractor from performance was index goliath Taiwan Semiconductor, which held up well during September’s sell-off. The Fund does not hold the stock, and so its relative performance suffered as a result.

The best contributor was Clevo, a manufacturer of laptops and computer peripherals. It is continuing to expand on the Chinese mainland and has recently increased its dividend.

It is hard to say when or how the European issues will be resolved, but Taiwan’s economy is still in good health. Estimates put second-quarter GDP growth at 5.0%, down only slightly from the first quarter’s 6.2%. For the whole year, GDP growth will be around 4.8% – not too shabby! And despite all the worries about a global slowdown, August’s wholesale and retail sales grew by 4.7% year on year, with sales of new cars up 14% in September.

Meanwhile, Taiwan’s rate of inflation remains low, at just 1.34% year on year in August. More of the Taiwanese companies we visit are remarking on how rapidly the gap between costs at their Taiwanese and mainland plants has closed. The unemployment rate was 4.5% in August, the same as July. There is no pressure on Taiwan’s central bank to increase interest rates from the current 1.875%. The depreciation of the NT dollar in September will help embattled Taiwanese exporters; the current downturn in the West is accelerating the shift towards catering for emerging-market demand. Of course, falling markets make exporters cautious, but the only serious problem that we have come across in our latest round of visits has been the case of a petrochemical producer hurt by the credit squeeze on small- and medium-sized enterprises in China, which forced the Taiwanese firm to curtail inventories.

When we visited Taiwan last month, it was very difficult to book a table at the Wang Steak restaurant (its parent company, WOW Prime, is aiming to be listed by the end of 2011). A tasty and substantial set meal (cocktail, bread, soup, salad, main course, fruit, dessert and drink) cost just US$40. And online shopping continues to boom in Taiwan, with double-digit sales growth.

MONTHLY INSIGHT

INVESTMENT STRATEGY

The Fund is 87.7% invested with holdings in 51 companies.

We bought a new holding in GeoVision, a decent surveillance-system provider which has enjoyed a recovery in sales to the European and US markets. We also topped up cellphone designer HTC. We took profits on and sold China Steel Chemical, which is expected to deliver flat growth next year, as its feedstock from China Steel won’t increase until 2013 and the price for benzene is likely to fall. We also continued to reduce Powercom (on a poor outlook for the solar industry), Globe Union Industrial, Li Peng Enterprise and Continental Holdings.

Our decision to hold a relatively high level of cash during the summer has been proved correct. Given the extreme value we see emerging in some of Taiwan’s best-managed companies, we now intend put this cash to work.

Shifeng Ke, Martin Currie Inc*

*Martin Currie Ltd and Heartland Capital Management Ltd (‘HCML’) have established MC China Ltd (‘MCCL’), as a joint venture company, to provide investment consultancy services to the range of China investment products managed by Marin Currie and its affiliates. HCML has seconded Shifeng Ke to Martin Currie Inc. and its affiliates, on a full time basis. Effective July 29, 2011, Chris Ruffle ceased performing client portfolio management functions for Martin Currie. Shifeng Ke is the lead manager of the Fund.

Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS
September 30, 2011
Market cap	US$279.00m
Shares outstanding	18,575,214
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc
Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)
(US$ returns)	NAV %	Market price %
One month	(13.9)	(17.0)
Three months	(17.8)	(21.6)
Three years % pa	12.2	9.8

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company.

SECTOR ALLOCATION
	Fund %*	Benchmark %†
Wholesale and retail	19.9	6.2
Finance	18.5	13.3
Electronics	17.9	49.3
Construction	6.6	1.8
Plastics	6.4	8.8
Healthcare	4.4	—
Foods	3.3	1.8
Steel and iron	2.8	3.4
Textiles	2.3	1.8
Electric and machinery	2.2	1.3
Transportation	1.9	2.2
Cement	1.1	1.4
Others	0.4	2.0
Chemicals	—	2.1
Rubber	—	1.6
Automobile	—	1.3
Electrical appliance and cable	—	0.4
Glass and ceramics	—	0.5
Tourism	—	0.5
Paper and pulp	—	0.3
Other assets and liabilities, net	12.3	—

*Source: State Street Bank and Trust Company.

†Source: TWSE.

15 LARGEST HOLDINGS*
		% of net
44.2% of holdings	Sector	assets

President Chain Store	Wholesale and retail	5.0
Clevo	Wholesale and retail	3.3
Nan Ya Plastics	Plastics	3.2
Chinatrust Financial Holding	Finance	3.2
Mercuries & Associates	Wholesale and retail	3.1
Far Eastern Department Stores	Wholesale and retail	2.8
Uni-President Enterprises	Foods	2.8
Tung Ho Steel Enterprise	Steel and iron	2.8
SinoPac Financial Holdings	Finance	2.8
Yuanta Financial Holding	Finance	2.7
KGI Securities	Finance	2.6
Wah Lee Industrial	Electronics	2.6
Fubon Financial Holding	Finance	2.5
Shin Kong Financial Holding	Finance	2.4
Test-Rite International	Wholesale and retail	2.4

*Source: State Street Bank and Trust Company.

PERFORMANCE						(US$ returns at September 30, 2011)
	One month	Three months	Calendar year	One year	Three years	Five years	Ten years	Since launch
	%	%	to date %	%	% pa	% pa	% pa	% pa

The Taiwan Fund, Inc.*	(13.9)	(17.8)	(16.5)	(3.6)	12.2	3.9	9.2	8.8
TAIEX Index†	(11.2)	(21.3)	(23.0)	(10.1)	10.1	2.7	8.5	8.5
TAIEX Total Return Index†	(11.1)	(18.6)	(19.8)	(6.5)	14.1	6.7	na	na
MSCI Taiwan Index†	(10.5)	(17.7)	(19.9)	(5.9)	10.6	3.4	9.4	na

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.
Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

MONTHLY INSIGHT

PORTFOLIO IN FULL

	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets
WHOLESALE AND RETAIL					19.9
President Chain Store	2912 TT	NT$173.5	2,840,000	$16,168,663	5.0
Clevo	2362 TT	NT$51.9	6,288,000	$10,708,686	3.3
Mercuries & Associates	2905 TT	NT$28.6	10,576,169	$9,925,461	3.1
Far Eastern Department Stores	2903 TT	NT$40.2	6,953,070	$9,171,892	2.8
Test-Rite International	2908 TT	NT$22.0	10,622,000	$7,668,056	2.4
PC Home Online	8044 TT	NT$180.0	1,071,588	$6,329,314	2.0
Taiwan Tea	2913 TT	NT$15.5	8,231,000	$4,186,399	1.3

FINANCE					18.5
Chinatrust Financial Holding	2891 TT	NT$18.2	17,223,268	$10,285,922	3.2
SinoPac Financial Holdings	2890 TT	NT$9.9	28,093,205	$9,126,259	2.8
Yuanta Financial Holding	2885 TT	NT$15.5	17,184,900	$8,740,474	2.7
KGI Securities	6008 TT	NT$11.0	23,159,658	$8,359,516	2.6
Fubon Financial Holding	2881 TT	NT$32.1	7,716,706	$8,128,179	2.5
Shin Kong Financial Holding	2888 TT	NT$9.1	25,830,000	$7,721,454	2.4
China Life Insurance	2823 TT	NT$29.3	5,193,784	$4,985,010	1.5
Union Bank of Taiwan	2838 TT	NT$10.3	7,507,000	$2,537,230	0.8

ELECTRONICS					17.9
Wah Lee Industrial	3010 TT	NT$38.3	6,644,000	$8,349,966	2.6
HTC	2498 TT	NT$685.0	340,000	$7,642,330	2.4
WT Microelectronics	3036 TT	NT$37.7	5,642,556	$6,971,033	2.1
Advantech	2395 TT	NT$81.4	2,426,100	$6,480,215	2.0
Aurora	2373 TT	NT$44.1	4,060,000	$5,868,515	1.8
Wistron NeWeb	6285 TT	NT$76.0	2,287,000	$5,703,429	1.8
CHIPBOND Technology	6147 TT	NT$28.0	5,411,000	$4,971,551	1.5
Taiflex Scientific	8039 TT	NT$38.4	3,452,820	$4,350,723	1.3
MPI	6223 TT	NT$77.2	1,448,000	$3,668,108	1.1
Tatung	2371 TT	NT$11.4	4,770,897	$1,784,683	0.6
GeoVision	3356 TT	NT$98.6	500,000	$1,617,719	0.5
Powercom	3043 TT	NT$24.6	750,000	$604,184	0.2

CONSTRUCTION					6.6
Ruentex Development	9945 TT	NT$30.3	6,351,000	$6,314,530	2.0
Goldsun Development & Construction	2504 TT	NT$12.1	11,314,980	$4,492,576	1.4
Hung Poo Real Estate Development	2536 TT	NT$24.4	4,929,873	$3,939,046	1.2
Taiwan Land Development	2841 TT	NT$11.9	8,177,799	$3,179,882	1.0
King’s Town Construction	2524 TT	NT$19.6	4,261,680	$2,740,900	0.8
Continental Holdings	3703 TT	NT$10.0	1,844,000	$605,086	0.2

PLASTICS					6.4
Nan Ya Plastics	1303 TT	NT$66.3	4,783,000	$10,405,673	3.2
China Petrochemical Development	1314 TT	NT$33.1	4,809,200	$5,215,556	1.6
Yem Chio	4306 TT	NT$27.0	5,701,316	$5,051,207	1.6

HEALTHCARE					4.4
Excelsior Medical	4104 TT	NT$54.1	3,081,729	$5,470,764	1.7
St.Shine Optical	1565 TT	NT$375.0	392,000	$4,823,626	1.5
Pacific Hospital Supply	4126 TT	NT$97.4	1,223,142	$3,909,238	1.2

	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets
FOODS					3.3
Uni-President Enterprises	1216 TT	NT$39.9	6,996,000	$9,159,652	2.8
Gourmet Master	2723 TT	NT$212.5	214,200	$1,493,602	0.5

STEEL AND IRON					2.8
Tung Ho Steel Enterprise	2006 TT	NT$27.6	10,099,000	$9,146,264	2.8

TEXTILES					2.3
Makalot Industrial	1477 TT	NT$65.4	1,828,000	$3,922,927	1.2
Far Eastern New Century	1402 TT	NT$31.5	3,214,836	$3,322,964	1.0
Li Peng Enterprise	1447 TT	NT$10.3	743,400	$251,256	0.1

ELECTRIC AND MACHINERY					2.2
Yungtay Engineering	1507 TT	NT$47.8	3,274,000	$5,135,265	1.6
Good Friend International Holdings	2398 TT	NT$15.1	4,145,000	$2,053,798	0.6

TRANSPORTATION					1.9
Farglory F T Z Investment Holding	5607 TT	NT$16.2	7,485,000	$3,978,901	1.2
Taiwan High Speed Rail	2633 TT	NT$5.1	12,597,600	$2,108,212	0.7

CEMENT					1.1
Wei Mon Industry	8925 TT	NT$17.0	6,433,854	$3,578,468	1.1

OTHERS					0.4
Globe Union Industrial	9934 TT	NT$17.7	1,968,000	$1,143,022	0.4

OTHER ASSETS AND LIABILITIES, NET				$39,685,403	12.3

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of September 30, 2011.

INDEX DESCRIPTIONS

TAIEX Index
The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index
The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index
The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of September 30, 2011, it contained 122 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (‘MC Inc’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc is authorised and regulated by the Financial Services Authority (‘FSA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

Martin Currie Ltd and Heartland Capital Management Ltd (‘HCML’) have established MC China Ltd (‘MCCL’), as a joint venture company, to provide investment consultancy services to the range of China investment products managed by Martin Currie and its affiliates. HCML has seconded Shifeng Ke to Martin Currie Inc. and its affiliates, on a full time basis. Effective July 29, 2011, Chris Ruffle ceased performing client portfolio management functions for Martin Currie.

Heartland Capital Investment Consulting (Shanghai) Ltd (‘HCIC’) is a wholly owned subsidiary of MC China Ltd. Research is undertaken by HCIC for MC China Ltd and provided to MC Inc (the investment manager of The Taiwan Fund, Inc.) and Martin Currie Investment Management Ltd., an affiliate of the investment manager. HCIC may change its opinions and views without prior notice. Any information provided within does not constitute investment advice nor is it an invitation to invest in this company.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252  Fax: 44 (0) 131 228 5959  www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA  Tel: (1) 212 258 1900  Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.